                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K/A

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 23, 1999


      ------------------------------------------------------------------
                           WESTFIELD AMERICA, INC.
      ------------------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
      ------------------------------------------------------------------


        Missouri                        1-12923               43-0758627
(State or Other Jurisdiction    Commission file number       (IRS Employer
    of Incorporation)                                    Identification Number)


                           11601 WILSHIRE BOULEVARD
                                 12TH FLOOR
                        LOS ANGELES, CALIFORNIA  90025
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  310/445-2427



                                  NO CHANGE
-------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     This current report on Form 8-K/A is being filed by Westfield America, Inc. (the "Company") to update and amend the previous 8-K filed July 8, 1999.

     On June 23, 1999, Westfield America, Inc. (the "Company") announced the formation of a joint venture, Valley Fair UTC LLC, a limited liability company ("Joint Venture"), with J.P. Morgan Investment Management, Inc. for two of its malls, Westfield Shoppingtown Valley Fair, in San Jose, CA ("Valley Fair"), and Westfield Shoppingtown UTC (formerly known as University Towne Centre), in La Jolla, CA ("UTC"). In conjunction with the formation of the Joint Venture, the Company received $157 million (including assumption of $50 million of secured debt by the Joint Venture) for a 50% interest in Valley Fair and $91 million (including assumption of approximately $40 million of secured debt by the Joint Venture) for a 50% interest in UTC. The proceeds from the sale of 50% interests in Valley Fair and UTC were used to reduce borrowings on the Company's secured and unsecured corporate credit facilities.

     On June 2, 1999, the Company sold Westfield Shoppingtown Cerritos ("Cerritos") to The Macerich Company for $188 million and paid-off the related secured debt of $95 million. The net proceeds from the sale of Cerritos together with borrowings on the Company's unsecured credit facility were used to acquire the 50% interest in Valley Fair that it did not previously own from The Rouse Company for $157 million (including the assumption of $50 million of secured debt).

     Valley Fair is a super regional shopping center with approximately 1.1 million square feet of gross leasable area. It has 158 specialty stores and three anchors: two Macy's stores and Nordstrom.

     UTC is a super regional shopping center with 1.0 million square feet of gross leasable area. It has 162 specialty stores and four anchors: Macy's, Nordstrom, Robinsons-May and Sears.

     Cerritos is a super regional shopping center with 1.3 million square feet of gross leaseable area. It has 168 specialty stores and five anchors:
Macy's, Nordstrom, Robinsons-May, Mervyn's and Sears.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma financial Information

                                                            Page Reference
                                                              Form 8-K/A
                                                              ----------

1.   Pro Forma Condensed Consolidated Balance Sheet as of
     March 31, 1999 (unaudited)                                   P-1

2.   Pro Forma Consolidated Statement of Income for
     the three months ended March 31, 1999                        P-3

3.   Pro Forma Consolidated Statement of Income for
     the year ended December 31, 1998                             P-6



(c)  Exhibits.

     None

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                MARCH 31, 1999
                                 (UNAUDITED)



     The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions had been completed as of March 31, 1999.

     - Westfield Shoppingtown Cerritos is sold to The Macerich Company for $188 million and the related secured debt totaling $95 million is paid-off,

     - The Company utilizes net proceeds from the sale of Westfield Shoppingtown Cerritos totaling approximately $93 million plus additional borrowings totaling approximately $14 million to acquire the 50% interest in Westfield Shoppingtown Valley Fair that it did not previously own from The Rouse Company for $157 million (including the assumption of $50 million of secured debt),

     - The Company receives $157 million (including assumption of $50 million of secured debt by the Joint Venture) for a 50% interest in Westfield Shoppingtown Valley Fair,

     - The Company receives $91 million (including assumption of approximately $40 million of secured debt by the Joint Venture) for a 50% interest in Westfield Shoppingtown UTC, and

     - The Company utilizes net proceeds received from the Joint Venture totaling approximately $158 to pay off its $100 million secured credit facility and use the remaining proceeds to reduce borrowings on its unsecured credit facility.


The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries included in the Company's Annual report on Form 10-K for the fiscal year ended December 31, 1998 and Quarterly Report on Form 10-Q for the calendar quarter ended March 31, 1999. In the Company's opinion, all adjustments necessary to reflect the effects of the purchase of a 50% interest in Westfield Shoppingtown Valley Fair and the sale of Westfield Shoppingtown Cerritos and 50% interests in Westfield Shoppingtown Valley Fair and UTC have been made.

The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1999 nor does it purport to present the future financial position of the Company.

                   WESTFIELD AMERICA, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                                MARCH 31, 1999
                                  (UNAUDITED)
                                (IN THOUSANDS)


                                                                                             PRO FORMA       PRO FORMA
                                                                           HISTORICAL(a)    ADJUSTMENTS     CONSOLIDATED
                                                                           ------------     -----------     ------------
                                               ASSETS
ASSETS:
  Net investment in real estate.........................................    $3,699,565      $(317,411)(b)    $3,382,154
  Cash and cash equivalents.............................................        27,568            (11)(c)        27,557
  Restricted cash.......................................................        16,418              -            16,418
  Accounts receivable, net..............................................        44,034         (1,163)(c)        42,871
  Deferred expenses and other assets, net...............................        32,684           (514)(c)        32,170
                                                                            ----------      ---------        ----------
    Total assets........................................................    $3,820,269      $(319,099)       $3,501,170
                                                                            ----------      ---------        ----------
                                                                            ----------      ---------        ----------

                                  LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  Notes payable and revolving credit facility...........................    $2,665,120      $(319,047)(d)    $2,346,073
  Accounts payable and accrued expenses.................................        88,376         (2,452)(c)        85,924
  Distribution payable..................................................        36,071              -            36,071
                                                                            ----------      ---------        ----------
    Total liabilities...................................................     2,789,567       (321,499)        2,468,068
                                                                            ----------      ---------        ----------

  Minority interest.....................................................        36,065              -            36,065
  Series C and D preferred stock........................................       275,000              -           275,000

  Common stock..........................................................           731              -               731
  Series A and B preferred stock........................................       121,000              -           121,000
  Additional paid-in capital............................................       597,906          2,400 (e)       600,306
                                                                            ----------      ---------        ----------
    Total shareholder's equity..........................................       719,637          2,400           722,037
                                                                            ----------      ---------        ----------
  Total liabilities and shareholders' equity............................    $3,820,269      $(319,099)       $3,501,170
                                                                            ----------      ---------        ----------
                                                                            ----------      ---------        ----------

(a) Reflects Westfield America, Inc. and Subsidiaries unaudited condensed consolidated balance sheet at March 31, 1999.

(b) Decrease reflects the sale of 100% of Westfield Shoppingtown Cerritos, sale of 50% of Westfield Shoppingtown UTC and reflects Westfield Shoppingtown UTC as an unconsolidated investment in real estate which was consolidated at March 31, 1999.

(c) Reflects Westfield Shoppingtown UTC as an unconsolidated investment in real estate which was consolidated at March 31, 1999.

(d)  Decrease reflects:

       De-consolidation of Westfield Shoppingtown UTC                $  (80,644)
       Repayment of Westfield Shoppingtown Cerritos Debt                (95,000)
       Repayment of unsecured corporate credit facility                (143,403)
                                                                     ----------
                                                                     $ (319,047)
                                                                     ----------
                                                                     ----------

(e)  Reflects the gain on the sale of Westfield Shoppingtown Cerritos.

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

The unaudited Pro Forma Consolidated Statement of Income is presented as if the following transactions had been completed as of January 1, 1999.

     - Westfield Shoppingtown Cerritos is sold to The Macerich Company for $188 million and the related secured debt totaling $95 million is paid-off,

     - The Company utilizes net proceeds from the sale of Westfield Shoppingtown Cerritos totaling approximately $93 million plus additional borrowings totaling approximately $14 million to acquire the 50% interest in Westfield Shoppingtown Valley Fair that it did not previously own from The Rouse Company for $157 million (including the assumption of $50 million of secured debt),

     - The Company receives $157 million (including assumption of $50 million of secured debt by the joint venture) for a 50% interest in Westfield Shoppingtown Valley Fair,

     - The Company receives $91 million (including assumption of approximately $40 million of secured debt by the joint venture) for a 50% interest in Westfield Shoppingtown UTC, and

     - The Company utilizes net proceeds received from the joint venture totaling approximately $158 million to pay off its $100 million secured credit facility and use the remaining proceeds to reduce borrowings on its unsecured credit facility.

The unaudited Pro Forma Consolidated Statement of Income should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries included in the Company's Annual report on Form 10-K for the fiscal year ended December 31, 1998 and the Quarterly Report on Form 10-Q for the calendar quarter ended March 31, 1999. In the Company's opinion, all adjustments necessary to reflect the effects of the purchase of a 50% interest in Westfield Shoppingtown Valley Fair and the sale of Westfield Shoppingtown Cerritos and 50% interests in Westfield Shoppingtown Valley Fair and Westfield Shoppingtown UTC have been made.

The unaudited Pro Forma Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions above had been consummated as of the beginning of the year presented, nor do they purport to present the future operations of the Company.

                      WESTFIELD AMERICA, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                       (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                  PRO FORMA             PRO FORMA
                                           HISTORICAL (a)         ADJUSTMENTS          CONSOLIDATED
                                          --------------         -------------        --------------
REVENUES:
  Minimum rents                               $84,653              $(6,497)(b)            $78,156
  Tenant recoveries                            37,595               (3,135)(b)             34,460
  Percentage rents                              3,101                 (338)(b)              2,763
                                              -------              -------                -------
      Total revenue                           125,349               (9,970)               115,379
                                              -------              -------                -------
EXPENSES:
  Operating                                    38,806               (2,885)(b)             35,921
  Management fees                               2,478                 (177)(b)              2,301
  Advisory fee                                  1,627                 (112)(e)              1,515
  General and administrative                      490                    -                    490
  Depreciation and amortization                28,741               (2,520)(b)             26,221
                                              -------              -------                -------
      Total expenses                           72,142               (5,694)                66,448
                                              -------              -------                -------
OPERATING INCOME                               53,207               (4,276)                48,931

INTEREST EXPENSE, net                         (49,144)               5,531(c)             (43,613)

OTHER INCOME:
  Equity in income of unconsolidated
    real estate partnerships                    1,056                  354(b)               1,410
  Gain on sale of investment                        -                2,400(d)               2,400
  Interest and other income                     4,466                    -                  4,466
                                              -------              -------                -------
INCOME BEFORE MINORITY INTEREST:                9,585                4,009                 13,594

  Minority interest                              (584)                   -                   (584)
                                              -------              -------                -------
NET INCOME                                     $9,001               $4,009                $13,010
                                              -------              -------                -------
                                              -------              -------                -------
  Net income allocable to preferred shares     $8,625                    -                 $8,625
  Net income allocable to common shares           376               $4,009                  4,385
                                              -------              -------                -------
                                               $9,001               $4,009                $13,010
                                              -------              -------                -------
                                              -------              -------                -------
EARNINGS PER SHARE:
  Basic                                         $0.00                $0.06                  $0.06
                                              -------              -------                -------
                                              -------              -------                -------
  Diluted                                       $0.00                $0.06                  $0.06
                                              -------              -------                -------
                                              -------              -------                -------

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES:
  Basic                                        73,338                                      73,338
                                              -------                                     -------
                                              -------                                     -------
  Diluted                                      74,326                                      74,326
                                              -------                                     -------
                                              -------                                     -------

                   WESTFIELD AMERICA, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                 (UNAUDITED)

(a) Reflects Westfield America, Inc. and Subsidiaries unaudited historical consolidated statement of income for the three months ended
     March 31, 1999.

(b) Reflects the historical operations of Westfield Shoppingtown Cerritos and Westfield Shoppingtown UTC as if 100% of Westfield Shoppingtown Cerritos and 50% of Westfield Shoppingtown UTC were sold at the beginning of the period presented and the remaining 50% interest of UTC is accounted for under the equity method.

(c) Reflects the interest expense reduction from the sale of the Westfield Shoppingtowns described in (b) above as well as the reduction in interest expense related to the repayment of approximately $143 million of secured and unsecured debt.

(d)  Reflects the gain on sale of Westfield Shoppingtown Cerritos.

(e) Reflects decrease in advisory fees equal to 25% of the reduction in funds from Operations, as defined, as a result of the transactions described in notes (b) and (c) above.

(f) Note that although the Company held a 100% interest in Westfield Shoppingtown Valley Fair from June 2, 1999 to June 23, 1999 its overall impact is not considered material nor is it included in the Pro Forma Statement of Income for the three months ended March 31, 1999.

                  WESTFIELD AMERICA, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                               FOR THE YEAR
                          ENDED DECEMBER 31, 1998
                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


     The unaudited Pro Forma Consolidated Statement of Income is presented as if the following transactions had been completed during the year ended December 31, 1998.


     - Westfield Shoppingtown Cerritos is sold to The Macerich Company on the dates the Company acquired Westfield Shoppingtown Cerritos during 1998 from TrizecHahn Centers, Inc. ("TrizecHahn") and TrizecHahn's joint venture partner (50% interest acquired on July 21, 1998 and 50% acquired on November 17, 1998) for an aggregate consideration of $188 million and the related secured debt totaling $95 million is paid off on November 17, 1998,

     - The Company acquires the 50% interest in Westfield Shoppingtown Valley Fair that it did not previously own from The Rouse Company for $157 million (including the assumption of $50 million of secured debt) on July 31, 1998 (the date when the Company first acquired a 50% interest in Westfield Shoppingtown Valley Fair from TrizecHahn). The Company receives $157 million from the Joint Venture (including assumption of $50 million of secured debt) for a 50% interest in Westfield Shoppingtown Valley Fair on July 31, 1998,

     - The Company receives $91 million (including assumption of approximately $40 million of secured debt by the Joint Venture) from the Joint Venture for a 50% interest in Westfield Shoppingtown UTC on July 31,1998 (the date when the Company first acquired a 100% interest in Westfield Shoppingtown UTC from TrizecHahn),

     - The Company utilizes net proceeds received from the Joint Venture totaling approximately $158 million to pay off its $100 million secured credit facility and use the remaining proceeds to reduce borrowings on its unsecured corporate credit facility on July 31, 1998.

The unaudited Pro Forma Consolidated Statement of Income should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries included in the Company's Annual report on Form 10-K for the fiscal year ended December 31, 1998 and the Quarterly Report on Form 10-Q for the calendar quarter ended March 31, 1999. In the Company's opinion, all adjustments necessary to reflect the effects of the purchase of a 50% interest in Westfield Shoppingtown Valley Fair and the sale of Westfield Shoppingtown Cerritos, Westfield Shoppingtown Valley Fair and Westfield Shoppingtown UTC have been made.

The unaudited Pro Forma Consolidated Statement of Income are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions above had been consummated during the year presented, nor do they purport to present the future operations of the Company.

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                  PRO FORMA             PRO FORMA
                                           HISTORICAL (a)         ADJUSTMENTS          CONSOLIDATED
                                          --------------         -------------        --------------
                                            (Audited)                        (Unaudited)
REVENUES:
  Minimum rents                               $226,089              $(7,192)(b)           $218,897
  Tenant recoveries                             91,909               (3,167)(b)             88,742
  Percentage rents                              10,467                 (253)(b)             10,214
                                              --------              -------               --------
    Total revenue                              328,465              (10,612)               317,853
                                              --------              -------               --------

EXPENSES:
  Operating                                     97,359               (2,809)(b)             94,550
  Management fees                                6,264                 (168)(b)              6,096
  Advisory fee                                   6,140                  (34)(e)              6,106
  General and administrative                     1,519                    -                  1,519
  Depreciation and amortization                 76,926               (2,167)(b)             74,759
                                              --------              -------               --------
    Total expenses                             188,208               (5,178)               183,030
                                              --------              -------               --------

OPERATING INCOME                               140,257               (5,434)               134,823

INTEREST EXPENSE, net                         (106,852)               7,471(c)             (99,381)

OTHER INCOME:
  Equity in income of unconsolidated
    real estate partnerships                     5,949                 (565)(b)              5,384
  Gain on sale of investment                    53,895                2,400 (d)             56,295
  Interest and other income                     17,196                    -                 17,196
                                              --------              -------               --------

INCOME BEFORE MINORITY INTEREST:               110,445                3,872                114,317

  Minority interest                             (4,257)                   -                 (4,257)
                                              --------              -------               --------

NET INCOME                                    $106,188              $ 3,872               $110,060
                                              --------              -------               --------
                                              --------              -------               --------
  Net income allocable to preferred shares     $17,619                                    $ 17,619
  Net income allocable to common shares         88,569              $ 3,872                 92,441
                                              --------              -------               --------
                                              $106,188              $ 3,872               $110,060
                                              --------              -------               --------
                                              --------              -------               --------

EARNINGS PER SHARE:
  Basic                                          $1.21                $0.05                  $1.26
                                              --------              -------               --------
                                              --------              -------               --------
  Diluted                                        $1.20                $0.05                  $1.25
                                              --------              -------               --------
                                              --------              -------               --------

WEIGHTED AVERAGE NUMBER OF  COMMON SHARES:
  Basic                                         73,334                                      73,334
                                              --------                                    --------
                                              --------                                    --------
  Diluted                                       73,901                                      73,901
                                              --------                                    --------
                                              --------                                    --------

                  WESTFIELD AMERICA, INC. AND SUBSIDIARIES
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1998
                        (UNAUDITED AND IN THOUSANDS)


(a) Reflects the Westfield America, Inc. and Subsidiaries audited historical consolidated statement of income for the year ended December 31, 1998.

(b) Reflects the historical operations of Westfield Shoppingtown Cerritos and Westfield Shoppingtown UTC as if the Company had never acquired Westfield Shoppingtown Cerritos and 50% of Westfield Shoppingtown UTC was sold on July 31, 1998 and the remaining 50% interest of UTC is accounted for under the equity method. If the Company had held a 50% interest in Westfield Shoppingtown UTC for all of 1998, its equity in income would have increased approximately $717. If the Company had held a 100% interest in Westfield Shoppingtown Cerritos for all of 1998, its income would have increased approximately $5.4 million.

(c) Reflects the interest expense reduction from the sale of the Westfield Shoppingtowns described in (b) above as well as the reduction in interest expense related to the combined repayment of approximately $143 million of secured and unsecured debt on July 31, and November 17, 1998.

(d)  Reflects the gain on the sale of Westfield Shoppingtown Cerritos.

(e) Reflects the decrease in advisory fees equal to 25% of the reduction in Funds from Operations, as defined, as a result of the transactions described in notes (b) and (c) above.

(f) Note that although the Company held a 100% interest in Westfield Shoppingtown Valley Fair from June 2, 1999 to June 23, 1999 its overall impact is not considered material nor is it included in the Pro Forma Statement of Income for the year ended December 31, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD AMERICA, INC.

Date:  July 12, 1999                    /s/  MARK A. STEFANEK
                                       --------------------------------------
                                       Mark A. Stefanek
                                       Chief Financial Officer and Treasurer